UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21287 (Commission File Number)	95-3732595 (I.R.S. Employer Identification No.)

2381 Rosecrans Avenue El Segundo, California (Address of principal executive offices)	90245 (Zip Code)

(310) 536-0908
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Directors.

Effective April 17, 2007, the Board of Directors of Peerless Systems Corporation (the "Company") appointed William B. Patton, Jr., 71, as a director of the Company. From March 2004 to the present, Mr. Patton served as a senior advisor to The Gores Group, LLC. From July 2004 to the present, he has served as non-executive Chairman of the board of directors of Real Software Group, a public company located in Belgium, and as a member of the board of directors of Proxicom, a private company; of both of which The Gores Group, LLC is a major shareholder.   Further, Mr. Patton served as non-executive Chairman of the board of directors of Migra-Tec, Inc., a public company, from 2001 to 2004.  From July 2006 to the present, Mr. Patton has been the executive Chairman of the management board of Four Star Acquisitions, a private company he founded. Prior to Mr. Patton’s semi-retirement in November 1998, Mr. Patton served as executive Chairman of the board of directors of MicroOptical Devices between 1996 to 1998, one of the world’s leading developers of vertical cavity surface emitting laser technology.  Prior to joining MicroOptical Devices in 1996, Mr. Patton was an elected officer and one of the three members of the Office of President of Unisys Corporation and Chairman of Unisys’ Federal Systems Group. Previous to that he served Unisys as Senior Vice President. In addition to being a corporate director and investor, Mr. Patton is active in a number of civic and professional organizations and is a co-founder of the United States Academic Decathlon.  He has served on two not-for-profit boards: the Board of Trustees of the University of Missouri at Rolla from 2003 to the present, and as an “Ambassador” member of the Foundation Board of the University of California, Irvine, from 1984 to 2006.  He holds an A.B. in Business from Santa Monica City College, a Bachelor of Science in Engineering from the University of Missouri at Rolla, and has completed the Program for Management Development at Harvard University and a post-graduate program at the Brookings Institute in Washington, D.C.

Mr. Patton will be filling a vacancy created by the resignation of Thomas G. Rotherham, who had resigned from the Board of Directors and the Audit Committee, effective December 31, 2006. There were no arrangements or understandings between Mr. Patton and any other person pursuant to which Mr. Patton was selected as a director. Mr. Patton will serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee and as Chairperson of the Compensation Committee. The Board of Directors has determined that Mr. Patton is an "independent" director under applicable SEC and Nasdaq Stock Market rules. In connection with his appointment, Mr. Patton will receive an option for 30,000 shares. Twenty-five percent (25%) of the shares subject to such option shall vest and become exercisable on April 17, 2008 (the completion of one year of service measured from the grant date). The balance of the shares subject to such option shall vest and become exercisable in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service until all of the options are vested.

As previously disclosed on the Company's Current Report on Form 8-K filed on December 29, 2006, due to the resignation of Mr. Rotherham, the Company received a letter from Nasdaq on December 27, 2006, confirming that (i) the Company is not in compliance with Nasdaq's audit committee composition requirement under Rule 4350(d)(2)(A), and (ii) Nasdaq will provide the Company a cure period in order to regain compliance as follows:

•	until the earlier of the Company’s next annual meeting of stockholders or December 27, 2007; or

•	if the next annual meeting of stockholders is held before June 25, 2007, then the Company must evidence compliance no later than June 25, 2007.

As a result of the appointment of Mr. Patton to the Board of Directors and the Audit Committee, the Company has been advised by Nasdaq that it has regained compliance with Nasdaq's audit committee composition requirement under Rule 4350(d)(2)(A). A copy of the letter from Nasdaq notifying the Company that it is now in compliance with Rule 4350(d)(2)(A) is attached as Exhibit 99.1 to this Report.

The Board of Directors of the Company also appointed Richard L. Roll, the Company’s President and Chief Executive Officer, as a director of the Company effective April 17, 2007. Mr. Roll will be replacing Howard J. Nellor, who has resigned as a member of the Board of Directors of Peerless Systems Corporation effective as of April 16, 2007. A copy of the resignation is attached as Exhibit 99.2 to this Report. Mr. Nellor has served as a member of the Board of Directors of Peerless Systems Corporation since November 21, 2000. Mr. Nellor will continue as a consultant to the Company pursuant to the consulting agreement entered into between the Company and Mr. Nellor on December 15, 2006, a copy of which was filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed on December 18, 2006.

Item 7.01. Regulation FD Disclosure.

On April 19, 2007, the Company issued a press release announcing the appointment of Mr. Patton and Mr. Roll to the Board of Directors, and the resignation of Mr. Nellor from the Board of Directors, described in Item 5.02. A copy of the press release is attached as Exhibit 99.3 to this Report.

The information in this Item 7.01, including Exhibit 99.3, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the press release attached as an Exhibit 99.3 to this Report, the matters set forth therein (including the statement that Mr. Patton will serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee and as Chairperson of the Compensation Committee, and other statements identified by words such as "estimates," "expects," "projects," "plans," "will" and similar expressions) are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Letter dated April 19, 2007 from Nasdaq Listing Qualifications notifying Peerless Systems Corporation of its compliance with Rule 4350(d)(2)(A).
99.2	Resignation of Howard J. Nellor, effective as of April 16, 2007.
99.3	Press release dated April 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEERLESS SYSTEMS CORPORATION

Date: April 20, 2007	By:	/s/ Richard L. Roll
Richard L. Roll President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter dated April 19, 2007 from Nasdaq Listing Qualifications notifying Peerless Systems Corporation of its compliance with Rule 4350(d)(2)(A).
99.2	Resignation of Howard J. Nellor, effective as of April 16, 2007.
99.3	Press release dated April 20, 2007.